UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2004
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                                WEYCO GROUP, INC.
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             (Exact name of registrant as specified in its chapter)

         Wisconsin                      0-9068                   39-0702200
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

          333 W. Estabrook Blvd., P. O. Box 1188             Milwaukee, WI 53201
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code 414-908-1600
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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 12 of Form 8-K:

            Press release by Weyco Group, Inc. announcing its sales results for the quarter ended March 31, 2004.A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Weyco Group, Inc.
                                                    -----------------
                                                      (Registrant)

Date April 26, 2004                     John Wittkowske, Chief Financial Officer
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                                                       (Signature)

                                  EXHIBIT INDEX

Exhibit Number          Description
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99.1                    Press Release, dated April 26, 2004